                                                                EXHIBIT 4.15

  ----------                                                     ----------
    NUMBER                                                         SHARES
                                  [TEAM LOGO]
  TC
  ----------                                                     ----------

 COMMON STOCK                                                   COMMON STOCK

                        TEAM COMMUNICATIONS GROUP, INC.
             Incorporated under the laws of the State of California

See Reverse for Certain Definitions         See Reverse for Certain Definitions
                                                    CUSIP 87815F 10 8


This Certifies that





is the record holder of


            FULLY PAID SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                        TEAM COMMUNICATIONS GROUP, INC.

hereinafter designated "the Corporation", transferable on the share register of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


            [Signature]                                        [Signature]
                                          [SEAL]
President and Chief Executive Officer                           Secretary

                                     Countersigned and Registered

                                        U.S. STOCK TRANSFER CORPORATION
                                            (Glendale, California)

                                               Transfer Agent and Registrar

                                      By
                                                  Authorized Signature

                        TEAM COMMUNICATIONS GROUP, INC.

                                  COMMON STOCK

        FOR VALUE RECEIVED _______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO


Please insert Social Security or other
   identifying number of assignee

    ____________________________


____________________________________________________________________________
       (Name and address of Transferee should be printed or typewritten)


_____________________________________________________________________________



_______________________________________________________________________ Shares
of the Common Stock represented by the within certificate and do hereby irrevocably constitute and appoint


______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-mentioned corporation with full power of substitution in the premises.


Dated: ______________________     _____________________________________________
                                                     Signature

NOTICE: The signature of this assignment must correspond with name(s) as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common            UNIF GIFT MIN ACT --
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right       ____________ Custodian ____________
           of survivorship and not as          (Cust)                 (Minor)
           tenants in common
                                             under Uniform Gifts to Minors Act

                                             __________________________________
                                                           (State)

    Additional abbreviations may also be used though not in the above list.


Signature Guaranteed: ______________________________


By _________________________________________________
The signature(s) should be guaranteed by an eligible guarantor institution, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) with membership in an approved signature guarantee medallion program, pursuant to S.E.C. Rule 17Ad-15.